SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) September 17,  2001
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                              WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


  West Virginia                    0-8467                 55-0571723
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(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)               File Number)         Identification No.)


1 Bank Plaza, Wheeling, WV                                    26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 5. Other Events

     On July 23, 2001, WesBanco, Inc. announced that its banking subsidiary, WesBanco Bank, Inc. had received notification from its banking regulator, the Federal Reserve Bank of Cleveland, of a downgrading of the Bank's Community Reinvestment Act ("CRA") rating. The Bank's Board of Directors has approved the preparation and filing of an appeal with the Federal Reserve of the CRA downgrade.

     With regard to WesBanco's previously announced acquisition with Freedom Bancshares, Inc., WesBanco and Freedom Bancshares, Inc. mutually agreed on September 17, 2001, to terminate the definitive Agreement and Plan of Merger of Freedom Bancshares affiliate, Belington Bank, Belington, West Virginia, with and into WesBanco's affiliate, WesBanco Bank, Inc.

Item 7. Financial Statements and Exhibits

(b) Exhibits

     99 - Press release dated September 17, 2001, announcing WesBanco's banking subsidiary, WesBanco Bank, Inc.'s regulatory notification and appeal.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WesBanco, Inc.
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                                          (Registrant)

                                          /s/ Paul M. Limbert
September 18, 2001                        -----------------------------------
------------------                        Paul M. Limbert
      Date                                President & Chief Executive Officer